TeraWulf Announces January 2024 Production and Operations Update:   7.1 EH/s and Counting     Achieved 7.1 EH/s of self‐mining in January with Building 3 (45 MW) at Lake Mariner fully energized     Expected to reach 7.9 EH/s of owned hashrate in early February as additional S19j XPs are deployed    Building 4 (35 MW) construction at Lake Mariner well underway, providing path to 10 EH/s by mid‐2024    EASTON, Md. – February 2, 2024 – TeraWulf Inc. (Nasdaq: WULF) (“TeraWulf” or the “Company”),  owners and operators of vertically integrated, domestic bitcoin mining facilities powered by more than  91% zero‐carbon energy, today provided an unaudited monthly production and operations update for  January 2024.     January 2024 Highlights       Self‐mined 313 bitcoin in January with an average production rate of over 10 bitcoin per day.    Power cost averaged $16,737 per bitcoin self‐mined, or approximately $0.05/kWh in January, which  excludes the benefit of demand response or ancillary services revenue.   Building 3 at Lake Mariner was fully deployed at month end, utilizing roughly two thirds of the  Company’s recently purchased 2.8 EH/s of S19j XPs. The balance of the S19j XP purchase is planned  to be installed by early February to consume open infrastructure capacity as it becomes available in  connection with the nearing expiration of the Company’s only hosting agreement.    Strategically deployed performance tuning, including efficiency mode and selective miner  curtailment, during the week of elevated energy pricing mid‐January, in addition to overclocking to  increase hash when energy pricing normalized.   Key Metrics 1  January 2024  Bitcoin Self‐Mined 2  313  Value per Bitcoin Self‐Mined 3  $42,810  Power Cost per Bitcoin Self‐Mined 4  $16,737  Avg. Operating Hash Rate (EH/s) 5  5.4      1 The Company’s share of the earnings or losses from operations at the Nautilus Cryptomine facility is reflected within “Equity  in net income (loss) of investee, net of tax” in the consolidated statements of operations. Accordingly, operating results of the  Nautilus Cryptomine facility are not reflected in revenue, cost of revenue or cost of operations lines in TeraWulf’s consolidated  statements of operations.  The Company uses these metrics as indictors of operational progress and effectiveness and believes  they are useful to investors for the same purposes and to provide comparisons to peer companies.   All figures except Bitcoin  Self‐Mined are estimates and remain subject to standard month‐end adjustments.   2 Includes bitcoin earned from profit sharing associated with a hosting agreement at the Lake Mariner facility and TeraWulf’s  net share of bitcoin mined at the Nautilus Cryptomine facility, based on hashrate share attributed to the Company.  3 Computed as the weighted‐average opening price of bitcoin on each respective day the Bitcoin Self‐Mined is earned.  4 Excludes 5 bitcoin earned from profit sharing associated with a hosting agreement. 5 While nameplate inventory as of January 31, 2024 for WULF’s two facilities is estimated at 7.2 EH/s, actual monthly hash rate  performance depends on a variety of factors, including (but not limited to) performance tuning to increase efficiency and  maximize margin, scheduled outages (scopes to improve reliability or performance), unscheduled outages, curtailment due to  participation in various cash generating demand response programs, derate of ASICS due to adverse weather and ASIC  maintenance and repair.

Management Commentary    “During January, the Company mined 313 bitcoin, a slight decrease from December’s bitcoin production,  due to increased average difficulty and lower transaction fees month‐over‐month, as well as  opportunistic miner performance tuning, which was done to maximize margins during days with  seasonally elevated power prices due to colder than average temperatures in upstate New York. Despite  the cold snap, our team worked tirelessly throughout the month to deploy the S19j XP deliveries in line  with our February 1 target,” said Sean Farrell, SVP of Operations at TeraWulf.  “We continue to explore firmware and third‐party solutions to further improve performance, and  testing has shown up to a 10% increase in output while maintaining stock efficiency” added Farrell.    Production and Operations Update    With the energization of Building 3 (45 MW) at the Lake Mariner facility in January, operational  infrastructure capacity at the Lake Mariner facility increased to approximately 160 MW and TeraWulf’s  total self‐mining hashrate reached 7.1 EH/s as of month‐end January. The Company expects to deploy  an additional 5,000 S19j XPs at Lake Mariner in early February, which will increase TeraWulf’s self‐ mining hashrate by an additional 10% (from 7.2 EH/s to 7.9 EH/s).    Construction of Building 4 (35 MW) at the Lake Mariner facility is well underway and remains on track to  be completed by mid‐2024, which will provide over 12,000 additional miner slots, which would further  increase TeraWulf’s total operational capacity to approximately 10 EH/s.     As previously announced, the Company is pursuing a potential large‐scale HPC project at the Lake  Mariner site and has committed an initial 2 MW block of power, capable of deploying thousands of the  latest generation GPUs.     About TeraWulf    TeraWulf owns and operates vertically integrated, environmentally clean bitcoin mining facilities in the  United States. Led by an experienced group of energy entrepreneurs, the Company currently has two  Bitcoin mining facilities: the wholly owned Lake Mariner facility in New York, and Nautilus Cryptomine  facility in Pennsylvania, a joint venture with Cumulus Coin, LLC. TeraWulf generates domestically  produced Bitcoin powered by 91% zero carbon energy resources including nuclear, hydro, and solar with  a goal of utilizing 100% zero‐carbon energy. With a core focus on ESG that ties directly to its business  success, TeraWulf expects to provide industry leading mining economics at an industrial scale.    Forward‐Looking Statements     This press release contains forward‐looking statements within the meaning of the “safe harbor”  provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward‐looking  statements include statements concerning anticipated future events and expectations that are not  historical facts. All statements, other than statements of historical fact, are statements that could be  deemed forward‐looking statements. In addition, forward‐looking statements are typically identified by  words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,”  “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,”  “should,” “would” and other similar words and expressions, although the absence of these words or  expressions does not mean that a statement is not forward‐looking. Forward‐looking statements are  based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to  a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary  materially from those expressed or implied by forward‐looking statements based on a number of  factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the  cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other  cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors  affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the  various providers of cryptocurrency mining services; (3) changes in applicable laws, regulations and/or  permits affecting TeraWulf’s operations or the industries in which it operates, including regulation  regarding power generation, cryptocurrency usage and/or cryptocurrency mining, and/or regulation  regarding safety, health, environmental and other matters, which could require significant expenditures;  (4) the ability to implement certain business objectives and to timely and cost‐effectively execute  integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable  terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other  cryptocurrencies and the potential for cryptocurrency market manipulation; (7) adverse geopolitical or  economic conditions, including a high inflationary environment; (8) the potential of cybercrime, money‐ laundering, malware infections and phishing and/or loss and interference as a result of equipment  malfunction or break‐down, physical disaster, data security breach, computer malfunction or sabotage  (and the costs associated with any of the foregoing); (9) the availability, delivery schedule and cost of  equipment necessary to maintain and grow the business and operations of TeraWulf, including mining  equipment and infrastructure equipment meeting the technical or other specifications required to  achieve its growth strategy; (10) employment workforce factors, including the loss of key employees;  (11) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination;  and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the  Securities and Exchange Commission (“SEC”). Potential investors, stockholders and other readers are  cautioned not to place undue reliance on these forward‐looking statements, which speak only as of the  date on which they were made. TeraWulf does not assume any obligation to publicly update any  forward‐looking statement after it was made, whether as a result of new information, future events or  otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks  and uncertainties associated with forward‐looking statements and the discussion of risk factors  contained in the Company’s filings with the SEC, which are available at www.sec.gov.     Company Contact:  Jason Assad  Director of Corporate Communications  assad@terawulf.com  (678) 570‐6791